UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2013

 AFFINITY GOLD CORP.
(Exact name of registrant as specified in its charter)

 Nevada
(State or other jurisdiction
of incorporation

 333-142890
(Commission
File Number)

 26-4152475
(IRS Employer
Identification No.)

 13570 Grove Dr., #310
Maple Grove, MN
(Address of principal executive offices)

 55311
(Zip Code)

Registrant's telephone number, including area code 763-424-4754

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

        (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CRF 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities

Effective November 27, 2013, Affinity Gold Corp. (the "Company") issued 30,250,000 shares of common stock (each a "Share") of the Company to seven individuals and three entities due to the closing of the Company's private placement at $0.01 per share for total gross proceeds of $302,500.  In connection with the issuance of the Shares, the Company relied on the exemptions from registration under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Rule 506 of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to five individuals and three entities, and Regulation S promulgated under the U.S. Securities Act with respect to two individuals, based on representations and warranties provided by the purchasers of the Shares in the subscription agreements entered into between the purchasers and the Company.

Item 8.01  Other Events

On November 15, 2013, the Company issued a press release about its change of listing status on the OTCMarkets.com and now being listed as "OTC Pink Limited Information."  A copy of the press release is attached as Exhibit 99.1 hereto.

On November 19, 2013, the Company issued a press release about taking an additional step towards further increasing its transparency to shareholders, potential investors and market professionals by sponsoring Real-Time Level 2 Quotes on its underlying security (Symbol: "AFYG") via OTCMarkets.com.  A copy of the press release is attached as Exhibit 99.2 hereto.

On November 20, 2013, the Company issued a press release that under its strategic joint venture relationship with Corizona Mining Partners, LLC to develop a portfolio of near-term production and producing precious mineral assets in Peru it has entered into a letter of intent on a producing silver and lead mine located in the District of Liracy, Province of Angaraes, Department of Huancavelica to the southeast of Lima, Peru.  A copy of the press release is attached as Exhibit 99.3 hereto.

On November 22, 2013, the Company issued a press release about its receipt of acceptance and approval of its application for allowance submitted to the SEC's Division of Corporation Finance's Office of Chief Accountant, which allowance permits the Company to file a comprehensive 10-K along with subsequent 10-Qs for 2013 covering the reporting periods since becoming delinquent in its regulatory filings with the SEC.  A copy of the press release is attached as Exhibit 99.4 hereto.

On November 26, 2013, the Company issued a press release about the receipt of $272,500 from a private placement at a price of $0.01 per share from existing shareholders and that the Company stopped accepting subscription agreements for such private placement on Nov. 6, 2013.  A copy of the press release is attached as Exhibit 99.5 hereto.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit No.          Description of Exhibit

99.1                    Press release dated November 15, 2013

99.2                    Press release dated November 19, 2013

99.3                    Press release dated November 20, 2013

99.4                    Press release dated November 22, 2013

99.5                    Press release dated November 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 3, 2013

AFFINITY GOLD CORP.

By:    /s/ Corey Sandberg

Name:  Corey Sandberg

Title:    President, CEO & Director